UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 18, 2025, PMGC Holdings Inc. (the “Company”) completed the acquisition (the “Acquisition”) of 100% of the membership units (the “Units”) of AGA Precision Systems LLC (the “Target”), pursuant to a Membership Interest Purchase Agreement dated as of July 18, 2025 (the “Acquisition Agreement”), by and between the Company, the Target and Jeffrey Uhrig, the sole member of the Target (the “Seller”).

The Acquisition closed on July 18, 2025. The purchase consideration for the Units consisted of $650,000 in cash paid by the Buyer to the Seller at the closing of the Acquisition (the “Closing”).

Pursuant to the Acquisition Agreement, the Seller agreed to non-competition and non-solicitation covenants for a period of five years following the Closing. The Seller and the affiliates of the Seller are restricted from engaging in or assisting any business that competes with the business of the Target, subject to certain exceptions. In addition, the Seller is prohibited from soliciting or hiring the employees of the Company other than pursuant to a general solicitation which is not directed specifically to any employees of the Company.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated by reference herein.

Item 8.01 Other Events

On July 18, 2025, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information set forth under this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1*	Acquisition Agreement dated as of July 18, 2025, by and between PMGC Holdings Inc., Jeffrey Uhrig and AGA Precision Systems LLC
99.1	Press Release of PMGC Holdings Inc. dated as of July 18, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	The schedules, exhibits or similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules, exhibits or similar attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2025

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President and Director

2